Exhibit 10.10

Portions of this exhibit have been omitted pursuant to a request for confidential treatment. The omitted text has been marked with a triple asterisk ("***") and has been filed separately with the Securities and Exchange Commission.

Amendment No.9

TO THE A319/A320/A321 PURCHASE AGREEMENT

dated as of October 31, 1997

between

AVSA, S.A.R.L.,

and

US AIRWAYS GROUP, INC.

This Amendment No. 9 (hereinafter referred to as the "Amendment") entered into as of December 29, 2000, by and between AVSA, S.A.R.L., a société à responsabilité limitée organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond Point Maurice Bellonte, 31700 Blagnac, FRANCE (hereinafter referred to as the "Seller"), and US Airways Group, Inc., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its executive offices located at 2345 Crystal Drive, Arlington, VA 22227, U.S.A. (hereinafter referred to as the "Buyer") ;

WITNESSETH :

      WHEREAS, the Buyer and the Seller entered into an Airbus A319/A320/A321 Purchase Agreement, dated as of October 31, 1997, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus Industrie A319, A320 and A321 model aircraft (the "Aircraft"), which agreement, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended by Amendment No. 1 dated as of June 10, 1998, Amendment No. 2 dated as of January 19, 1999, Amendment No. 3 dated as of March 31, 1999, Amendment No. 4 dated as of August 31, 1999, Amendment No. 5 dated as of October 29, 1999, Amendment No. 6 dated as of April 19, 2000, Amendment No. 7 dated as of June 29, 2000 and Amendment No. 8 dated as of November 27, 2000 is hereinafter called the "Agreement."

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       WHEREAS, the Buyer wishes to ***.

        NOW, THEREFORE, IT IS AGREED AS FOLLOWS :

1.      DEFINITIONS

Capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms "herein," "hereof," and "hereunder" and words of similar import refer to this Amendment.

2.      DELIVERY

2.1     The Buyer and the Seller hereby agree to the following *** :

***

2.2     As a result of paragraph 2.1 above, the delivery schedule set forth in Appendix 1 of Amendment No.8 to the Agreement is hereby superseded and replaced by the schedule set forth in Appendix 1 hereto.

3.       EFFECT OF AMENDMENT

The Agreement will be deemed to be amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement, that the provisions of the Agreement are hereby incorporated herein by reference, and that this Amendment will be governed by the provisions of the Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

4.       ASSIGNMENT

This Amendment and the rights and obligations of the Buyer hereunder will not be assigned

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or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 4 will be void and of no force or effect. Notwithstanding the preceding sentence, the terms of Subclauses 19.5 and 19.6 of the Agreement will apply to this Amendment.

5.       GOVERNING LAW

THIS AMENDMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE PERFORMANCE OF THIS AMENDMENT WILL BE DETERMINED ALSO IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE PARTIES HEREBY ALSO AGREE THAT THE UNITED NATIONS CONVENTION ON THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS TRANSACTION.

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     If the foregoing correctly sets forth our understanding, please execute this Amendment in the space provided below, whereupon, as of the date first above written, this Amendment will constitute part of the Agreement.

Agreed and accepted                                                    Yours sincerely,

US AIRWAYS GROUP, INC.                                    AVSA, S.A.R.L.

By: /s/ Thomas A. Fink                                            By: /s/ Francois Besnier

      Thomas A. Fink                                                       Francois Besnier

Its: Vice President - Purchasing                                   Its: AVSA Chief Executive Officer

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Appendix 1

***

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